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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2001

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

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
                           000-28217                                                       59-3218138
                    (Commission File Number)                                    (IRS Employer Identification No.)


              100 Rialto Place, Suite 300, Melbourne, Florida 32901
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)
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                              ITEM 5. OTHER EVENTS

On April 3, 2001, the Registrant announced that it has received binding commitments for US$30 million of funding from a private placement with Mellon Ventures, Ltd., SCP Private Equity Partners II, L.P., and Tandem PCS Investments, L.P. Subject to receiving shareholder approval, the Registrant will issue Preferred Stock and Warrants to these investors.

A press release dated April 3, 2001 announcing this transaction is attached hereto as Exhibit 99.1.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)                Exhibits:

 EXHIBIT NUMBER    EXHIBIT TITLE



      99.1         Press Release dated April 3, 2001

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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AirNet Communications Corporation


                               By:        /s/ John C. Berens
                                          ---------------------------------
                                          John C. Berens
                                          Vice President of Finance,
                                          Chief Financial Officer, Treasurer
                                          and Secretary
Date:  April 3, 2001

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                                  EXHIBIT INDEX



 EXHIBIT NUMBER    EXHIBIT TITLE



      99.1         Press Release dated April 3, 2001


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